UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 15, 2013

Liberty Global, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification #)

12300 Liberty Boulevard Englewood, CO 80112
(Address of Principal Executive Office)

(303) 220-6600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

As previously reported, on February 5, 2013, Liberty Global, Inc. (“Liberty Global”), a Delaware corporation, Virgin Media Inc. (“Virgin Media”), a Delaware corporation, Liberty Global Corporation Limited (“New Liberty Global”), a private limited company incorporated under English law and wholly-owned subsidiary of Liberty Global, and certain other wholly-owned subsidiaries of Liberty Global, entered into an Agreement and Plan of Merger (the “Merger Agreement”), pursuant to which, among other things, Liberty Global and Virgin Media will become wholly-owned subsidiaries of New Liberty Global as a result of certain mergers (the “Mergers”) as provided for in the Merger Agreement.

On May 15, 2013, Liberty Global issued a press release announcing the appointment of Robert Dunn to the position of Chief Financial Officer of Virgin Media upon closing of the Mergers. The full text of that release, attached hereto as Exhibit 99.1, is incorporated herein by reference.

Additional Information

Nothing in this report shall constitute a solicitation to buy or subscribe for or an offer to sell any securities of Liberty Global, Virgin Media or New Liberty Global. In connection with the proposed acquisition of Virgin Media by Liberty Global, New Liberty Global has filed with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 (File No. 333-187100) (the “Registration Statement”), which contains a definitive joint proxy statement of Liberty Global and Virgin Media and also constitutes a prospectus of New Liberty Global. STOCKHOLDERS OF LIBERTY GLOBAL AND VIRGIN MEDIA ARE URGED TO READ THE REGISTRATION STATEMENT AND JOINT PROXY STATEMENT/PROSPECTUS (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) REGARDING THE MERGERS, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Stockholders may obtain a free copy of the Registration Statement and joint proxy statement/prospectus, as well as other filings containing information about Liberty Global, Virgin Media and New Liberty Global, without charge, at the SEC's Internet site (http://www.sec.gov). Copies of the Registration Statement and joint proxy statement/prospectus and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Liberty Global, Inc., 12300 Liberty Boulevard, Englewood, Colorado, 80112, USA, Attention: Investor Relations, Telephone: +1 303 220 6600, or to Virgin Media Limited, Communications House, Bartley Wood Business Park, Bartley Way, Hook, RG27 9UP, United Kingdom, Attn: Investor Relations Department, Telephone +44 (0) 1256 753037.

The respective directors and executive officers of Liberty Global and Virgin Media and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding Liberty Global's directors and executive officers is available in Amendment No. 1 to Form 10-K/A filed with the SEC by Liberty Global on April 25, 2013, and information regarding Virgin Media's directors and executive officers is available in Amendment No. 3 to Form 10-K/A filed with the SEC by Virgin Media on April 24, 2013. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the joint proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available. These documents can be obtained free of charge from the sources indicated above.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIBERTY GLOBAL, INC.

By:	/s/ RANDY L. LAZZELL
Randy L. Lazzell
Vice President

Date: May 15, 2013

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